Exhibit 21.01

Valero Energy Corporation and Subsidiaries

as of February 1, 2007

Name of Entity	State of Incorporation/Organization
AUTOTRONIC SYSTEMS, INC.	Delaware
BIG DIAMOND, INC.	Texas
BIG DIAMOND NUMBER 1, INC.	Texas
CANADIAN ULTRAMAR COMPANY	Nova Scotia
COLONNADE VERMONT INSURANCE COMPANY	Vermont
DIAMOND OMEGA COMPANY, L.L.C.	Delaware
DIAMOND SHAMROCK ARIZONA, INC.	Delaware
DIAMOND SHAMROCK BOLIVIANA, LTD.	California
DIAMOND SHAMROCK REFINING AND MARKETING COMPANY	Delaware
DIAMOND SHAMROCK REFINING COMPANY, L.P.	Delaware
DIAMOND SHAMROCK STATIONS, INC.	Delaware
DIAMOND UNIT INVESTMENTS, L.L.C.	Delaware
DSRM NATIONAL BANK	U.S.A.
EMERALD MARKETING, INC.	Texas
HUNTWAY REFINING COMPANY	Delaware
INTEGRATED PRODUCT SYSTEMS, INC.	Delaware
LIMA REFINING COMPANY	Delaware
MICHIGAN REDEVELOPMENT GP, LLC	Delaware
MICHIGAN REDEVELOPMENT, L.P.	Delaware
MICHIGAN REUTILIZATION, LLC	Michigan
NATIONAL CONVENIENCE STORES INCORPORATED	Delaware
NECHES RIVER HOLDING CORP.	Delaware
OCEANIC TANKERS AGENCY LIMITED	Quebec
OPUS ENERGY RISK LIMITED	Bermuda
PETRO/CHEM ENVIRONMENTAL SERVICES, INC.	Delaware
PORT ARTHUR COKER COMPANY L.P.	Delaware
PORT ARTHUR FINANCE CORP.	Delaware
PREMCOR GENERATING LLC	Delaware
PREMCOR USA INC.	Delaware
PROPERTY RESTORATION (LONG TERM), LLC	Michigan
PROPERTY RESTORATION, L.P.	Delaware
PROPERTY RESTORATION (SHORT TERM), LLC	Michigan
ROBINSON OIL COMPANY (1987) LIMITED	Nova Scotia
SABINE RIVER HOLDING CORP.	Delaware
SABINE RIVER LLC	Delaware
SCHEPPS FOOD STORES, INC.	Texas
SHAMROCK VENTURES, LTD.	Bermuda
SIGMOR BEVERAGE, INC.	Texas
SIGMOR CORPORATION	Delaware
SIGMOR NUMBER 5, INC.	Texas
SIGMOR NUMBER 43, INC.	Texas
SIGMOR NUMBER 79, INC.	Texas
SIGMOR NUMBER 80, INC.	Texas
SIGMOR NUMBER 103, INC.	Texas
SIGMOR NUMBER 105, INC.	Texas
SIGMOR NUMBER 119, INC.	Texas

SIGMOR NUMBER 170, INC.	Texas
SIGMOR NUMBER 178, INC.	Texas
SIGMOR NUMBER 196, INC.	Texas
SIGMOR NUMBER 238, INC.	Texas
SIGMOR NUMBER 259, INC.	Texas
SIGMOR NUMBER 422, INC.	Texas
SKIPPER BEVERAGE COMPANY, INC.	Texas
STOP ‘N GO MARKETS OF TEXAS, INC.	Texas
SUNBELT REFINING COMPANY, L.P.	Delaware
SUNSHINE BEVERAGE CO.	Texas
TEXAS SUPER DUPER MARKETS, INC.	Texas
THE PREMCOR PIPELINE CO.	Delaware
THE PREMCOR REFINING GROUP INC.	Delaware
THE SHAMROCK PIPE LINE CORPORATION	Delaware
TOC-DS COMPANY	Delaware
ULTRAMAR ACCEPTANCE INC.	Canada
ULTRAMAR D.S., INC.	Texas
ULTRAMAR ENERGY INC.	Delaware
ULTRAMAR INC.	Nevada
ULTRAMAR LTD.	Canada
ULTRAMAR SERVICES INC.	Canada
VALERO ARUBA ACQUISITION COMPANY I, LTD.	Virgin Islands (U.K.)
VALERO ARUBA FINANCE INTERNATIONAL, LTD.	Virgin Islands (U.K.)
VALERO ARUBA HOLDING COMPANY N.V.	Aruba
VALERO ARUBA HOLDINGS INTERNATIONAL, LTD.	Virgin Islands (U.K.)
VALERO ARUBA MAINTENANCE/OPERATIONS COMPANY N.V.	Aruba
VALERO BONAIRE FUELS COMPANY N.V.	Bonaire
VALERO CANADA FINANCE, INC.	Delaware
VALERO CANADA L.P.	Newfoundland
VALERO CAPITAL CORPORATION	Delaware
VALERO CARIBBEAN SERVICES COMPANY	Delaware
VALERO CHOPS GP, L.L.C.	Delaware
VALERO CHOPS I, L.P.	Delaware
VALERO CHOPS II, L.P.	Delaware
VALERO CLAIMS MANAGEMENT, INC.	Texas
VALERO COKER CORPORATION ARUBA N.V.	Aruba
VALERO CUSTOMS & TRADE SERVICES, INC.	Delaware
VALERO DIAMOND, L.P.	Texas
VALERO DIAMOND METRO, INC.	Michigan
VALERO ENERGY ARUBA II COMPANY	Cayman Islands
VALERO ENERGY CORPORATION (parent)	Delaware
VALERO FINANCE L.P. I	Newfoundland
VALERO FINANCE L.P. II	Newfoundland
VALERO FINANCE L.P. III	Newfoundland
VALERO HOLDINGS, INC.	Delaware
VALERO JAVELINA, INC.	Delaware
VALERO JAVELINA, L.P.	Delaware
VALERO MARKETING & SUPPLY-ARUBA N.V.	Aruba
VALERO MARKETING AND SUPPLY COMPANY	Delaware
VALERO MARKETING AND SUPPY INTERNATIONAL LTD.	Cayman Islands
VALERO NATURAL GAS PIPELINE COMPANY	Delaware
VALERO OMEGA COMPANY, L.L.C.	Delaware
VALERO POWER MARKETING COMPANY	Delaware
VALERO REFINING AND MARKETING COMPANY	Delaware

VALERO REFINING COMPANY-ARUBA N.V.	Aruba
VALERO REFINING COMPANY-CALIFORNIA	Delaware
VALERO REFINING COMPANY-LOUISIANA	Delaware
VALERO REFINING COMPANY-NEW JERSEY	Delaware
VALERO REFINING COMPANY-OKLAHOMA	Michigan
VALERO REFINING-NEW ORLEANS, L.L.C.	Delaware
VALERO REFINING-TEXAS, L.P.	Texas
VALERO SECURITY SYSTEMS, INC.	Delaware
VALERO SERVICES, INC.	Delaware
VALERO TERMINALING AND DISTRIBUTION COMPANY	Delaware
VALERO TEXAS POWER MARKETING, INC.	Delaware
VALERO UK LTD	United Kingdom
VALERO ULTRAMAR HOLDINGS INC.	Delaware
VALERO UNIT INVESTMENTS, L.L.C.	Delaware
VALLEY SHAMROCK, INC.	Texas